Exhibit 10.2

Notice of Grant of Restricted Stock	TOO, Inc. ID: 31-1333930 8223 Walton Parkway New Albany, OH 43054	TOO, INC

Name:	Award No.:

Address:	Plan:

ID:

Effective                     , 200_, you have been granted a Restricted Stock Award consisting of                      shares of TOO, Inc. (the “Company”) stock.
Shares in each period will become fully vested on the date shown.

Shares	Vest Type	Full Vest	Expiration
[ ]		[date]	[date]
[ ]		[date]	[date]
[ ]		[date]	[date]
[ ]		[date]	[date]

Stock Award Type:	☐	Incentive Stock Options
	☐	Non-qualified Stock Options
	☐	Performance Vesting Restricted Stock
	☐	Service Vesting Restricted Stock
	☐	Other:

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s 2005 Stock Option and Performance Incentive Plan (or 2005 Stock Plan for Non-Associate Directors) and a Confidentiality Agreement, all of which are attached and made a part of this document.

TOO, Inc.	Date

[grantee]	Date
Please return one signed copy of this agreement to the Stock Plan Administrator in the Human Resources Dept. at Too, Inc. 8323 Walton Parkway, New Albany, OH 43054. Phone: 614/775-3470